UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2023

Eagle Materials Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-12984	75-2520779
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5960 Berkshire Ln., Suite 900 Dallas, Texas	75225
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (214) 432-2000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	EXP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective May 23, 2023, the Compensation Committee, as part of its annual compensation review, approved long-term incentive equity awards under the Eagle Materials Inc. Amended and Restated Incentive Plan to a group of the Company’s officers, including some of its named executive officers. The awards are comprised of performance-vesting restricted stock and time-vesting restricted stock. Michael R. Haack, President and Chief Executive Officer; D. Craig Kesler, Executive Vice President – Finance and Administration and Chief Financial Officer; and Matt Newby, Executive Vice President, General Counsel and Secretary, were granted restricted stock as a part of this award.

In order for the performance-vesting restricted stock to be earned, the Company must achieve performance vesting criteria based on the Company’s one-, two-, and three-year average return on equity measured at the end of each of fiscal 2024, 2025 and 2026, respectively. Twenty-five percent of the target performance shares will be subject to the one-year performance period, 25% will be subject to the two-year performance period, and 50% will be subject to the three-year performance period. Any earned restricted stock will vest immediately upon the determination of the achievement of the performance vesting criterion for the relevant performance period, and any unearned restricted stock from such performance period will be forfeited. The terms and conditions of the performance-vesting restricted stock will be substantially the same as awards made in fiscal 2023, except for the multiple performance periods as outlined above.

The time-vesting restricted stock will vest ratably over the three fiscal year-ends following the date of grant (assuming continued service by the relevant officer). The terms and conditions of the time-vesting restricted stock will be substantially the same as previous time-vesting equity awards.

The following table shows the restricted stock granted to Messrs. Haack, Kesler and Newby effective May 23, 2023:

Name	Shares of Performance Vesting Restricted Stock	Shares of Time Vesting Restricted Stock
Michael R. Haack	17,272	14,393
D. Craig Kesler	4,679	3,899
Matt Newby	2,700	2,249

Item 9.01.	Financial Statements and Exhibits

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE MATERIALS INC.

By:	/s/ Matt Newby Matt Newby Executive Vice President, General Counsel and Secretary

Date: May 26, 2023